MICHAEL T. STUDER CPA P.C.
18 East Sunrise Highway, Suite 311
Freeport, NY 11520
Phone: (516) 378-1000

August 29, 2007

Montana Acquisition Corporation
Post Office Box 202
Wyoming, New York 14591-0202

My relationship as independent certifying accountant for Montana Acquisition Corporation has ceased.

Very truly yours,

[signature]

Michael T. Studer
President

Cc: Office of the Chief Accountant
Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549